MOR-1

UNITED STATES BANKRUPTCY COURT

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580
PROPOSED PLAN DATE: ______

PETITION DATE: 7/12/2012
DISTRICT OF TEXAS: Western District
DIVISION: ______

MONTHLY OPERATING REPORT SUMMARY FOR MONTH

MONTH	07/13/2012 - 07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012	1/01/2013 - 1/31/2013	2/01/2013 - 2/28/2013	3/01/2013 - 3/31/2013	4/01/2013 - 4/30/2013	5/01/2013 - 5/31/2013	6/01/2013 - 6/30/2013
REVENUES (MOR-6)	1,316,272.06	3,134,148.00	3,968,190.16	2,227,053.10	2,320,495.73	4,150,087.12	2,349,384.83	4,137,571.91	3,434,995.06	2,746,593.54	2,048,405.76	3,021,052.61
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	87,284.86	(380,729.74)	(181,026.71)	(497,600.02)	(697,907.84)	(221,183.81)	(447,132.82)	(100,358.27)	(271,410.43)	(477,806.48)	(745,843.80)	(617,700.61)
NET INCOME (LOSS) (MOR-6)	75,905.59	(391,926.48)	(192,018.70)	(516,270.95)	(727,704.11)	(239,937.02)	(484,205.07)	(135,667.15)	1,076,258.45	(493,445.97)	(775,026.16)	318,650.64
PAYMENTS TO INSIDERS (MOR-9)	53,600.03	97,225.58	84,425.83	84,959.95	192,118.39	93,415.04	96,139.41	103,731.67	93,296.41	89,939.89	100,783.41	104,209.16
PAYMENTS TO PROFESSIONALS (MOR-9)	45,000.00	40,795.00	246,429.39	58,616.42	187,551.30	378,072.64	180,483.24	203,202.76	74,830.89	157,387.40	156,253.11	162,976.42
TOTAL DISBURSEMENTS (MOR-7)	$ 1,301,597.76	$ 5,137,790.77	$ 4,513,176.38	$ 5,480,489.14	$ 7,037,864.37	$ 6,638,116.29	$ 8,631,189.40	$ 7,136,540.45	$ 7,100,305.32	$ 6,854,064.02	$ 6,020,486.20	$ 9,485,409.22

The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE
CASUALTY	YES (X) NO ( )	September 30, 2013
LIABILITY	YES (X) NO ( )	September 30, 2013
VEHICLE	YES (X) NO ( )	September 30, 2013
WORKER'S	YES (X) NO ( )	September 30, 2013
OTHER	YES (X) NO ( )	September 30, 2013

	CIRCLE ONE
Are all accounts receivable being collected within terms?	Yes (No)
Are all post-petition liabilities, including taxes, being paid within terms?	(Yes) No
Have any pre-petition liabilities been paid?	Yes (No)
If so, describe	
Are all funds received being deposited into DIP bank accounts?	(Yes) No
Were any assets disposed of outside the normal course of business?	Yes (No)
If so, describe	
Are all U.S. Trustee Quarterly Fee Payments current?	(Yes) No
What is the status of your Plan of Reorganization?	In process; formulating the plan of reorganization.

ATTORNEY NAME: Sabrina Streusand
FIRM NAME: Streusand, Landon & Ozburn LLP
ADDRESS: 811 Barton Springs Road
Suite 811
CITY, STATE, ZIP: Austin, TX 78704
TELEPHONE/FAX: 512-236-9900

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED X /S/ Donald E. Gottschalk TITLE: Acting Chief Financial Officer
(ORIGINAL SIGNATURE)

Donald E. Gottschalk July 22,2013
(PRINT NAME OF SIGNATORY) DATE

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

COMPARATIVE BALANCE SHEETS

ASSETS	FILING DATE* 7/12/2012 0:00	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012	MONTH 1/01/2013 - 1/31/2013	MONTH 2/01/2013 - 2/28/2013	MONTH 3/01/2013 - 3/31/2013	MONTH 4/01/2013 - 4/30/2013	MONTH 5/01/2013 - 5/31/2013	MONTH 6/01/2013 - 6/30/2013
CURRENT ASSETS													
Cash	722,092.00	1,623,815.79	830,972.01	617,097.14	985,993.98	815,642.86	204,302.46	890,705.99	586,844.04	946,231.81	1,019,485.56	169,508.63	427,781.64
Accounts Receivable, Net	10,111,771.00	9,121,999.44	9,437,761.48	9,759,880.73	9,894,927.46	8,264,898.71	9,345,911.25	8,743,492.34	9,029,592.05	8,406,006.76	7,988,432.70	6,837,541.00	6,066,700.80
Inventory: Lower of Cost or Market	6,887,264.00	8,325,057.66	8,047,808.68	6,836,157.63	6,257,683.38	7,093,935.19	6,583,156.07	6,988,531.96	6,122,701.74	7,228,067.72	7,019,437.22	8,150,543.50	8,145,997.82
Prepaid Expenses	105,063.00	343,780.00	223,129.10	189,004.37	561,467.77	550,241.95	543,466.08	484,542.55	408,920.86	423,020.76	364,642.88	361,783.53	285,004.69
Investments													
Cure Payments**				40,000.00	140,000.00	384,730.84	484,730.84	584,730.84	684,730.84	834,730.84	984,730.84	1,134,730.84	1,334,730.84
Other***	28,079.00	28,078.58	28,078.58	306,499.65	270,000.00			464,400.00	240,300.00				
TOTAL CURRENT ASSETS	17,854,269.00	19,442,731.47	18,567,749.85	17,748,639.52	18,110,072.59	17,109,449.55	17,161,566.70	18,156,403.68	17,073,089.53	17,838,057.89	17,376,729.20	16,654,107.50	16,260,215.79
PROPERTY, PLANT & EQUIP. @ COST	2,228,373.00	2,228,373.45	2,228,373.45	2,228,373.45	2,228,373.45	2,228,373.45	2,228,373.45	2,228,373.45	2,228,373.45	2,160,400.95	2,160,400.95	2,160,400.95	2,160,400.95
Less Accumulated Depreciation	(1,997,313.00)	(2,009,339.96)	(2,019,310.26)	(2,027,902.74)	(2,036,458.18)	(2,044,917.76)	(2,053,377.33)	(2,059,615.01)	(2,065,852.71)	(2,004,118.11)	(2,010,355.72)	(2,016,377.08)	(2,022,256.44)
NET BOOK VALUE OF PP & E	231,060.00	219,033.49	209,063.19	200,470.71	191,915.27	183,455.69	174,996.12	168,758.44	162,520.74	156,282.84	150,045.23	144,023.87	138,144.51
OTHER ASSETS													
1. Tax Deposits	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00	143,157.00
2. Investments in Subsidiaries	6,532,959.00	7,012,289.94	6,587,703.61	7,464,349.89	8,888,550.66	7,407,992.94	6,775,177.81	7,958,459.42	7,817,688.61	6,753,199.00	6,500,493.36	4,707,120.30	5,264,878.21
3. Electric/Utility Deposit		37,176.70	42,536.81	44,372.16	44,372.16	44,372.16	44,372.16	44,372.16	44,372.16	44,372.16	44,372.16	44,372.16	44,372.16
4. Security deposits & Other Personal Property Not Already Listed	96,880.00	95,564.71	95,564.71	148,636.42	148,636.42	148,636.42	148,636.42	148,636.42	148,636.42	148,636.42	148,636.42	148,636.42	148,636.42
TOTAL ASSETS	$24,858,325.00	$26,949,953.31	$25,645,775.17	$25,749,625.70	$27,526,704.10	$25,037,063.76	$24,447,906.21	$26,619,787.12	$25,389,464.46	$25,083,705.31	$24,363,433.37	$21,841,417.25	$21,999,404.09

* Per Schedules and Statement of Affairs
** See Exhibit C: Court-approved weekly cure payments totaling $95,802.25 to Kuehne + Nagel Logistics, NV and $88,928.59 Kuehne + Nagel, Inc.
and Court-approved monthly cure payments totaling $950,000.00 to Tianjin Lishen Battery
***Payment in advance of delivery to Lishen for purchase of inventory

Revised 07/01/98

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S EQUITY	FILING DATE* 7/12/2012	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012	MONTH 1/01/2013 - 1/31/2013	MONTH 2/01/2013 - 2/28/2013	MONTH 3/01/2013 - 3/31/2013	MONTH 4/01/2013 - 4/30/2013	MONTH 5/01/2013 - 5/31/2013	MONTH 6/01/2013 - 6/30/2013
LIABILITIES													
POST-PETITION LIABILITIES(MOR-4)		3,256,488.40	3,093,183.93	639,974.02	3,188,797.64	1,724,125.33	1,490,812.69	4,654,564.69	3,724,497.86	3,647,458.07	3,464,532.55	1,820,401.47	2,136,371.72
PRE-PETITION LIABILITIES													
Notes Payable - Secured	69,101,830.00	69,101,830.00	69,101,830.00	69,101,829.80	69,101,829.80	69,101,829.80	69,101,829.80	69,101,829.80	69,101,829.80	69,101,829.80	69,101,829.80	69,101,829.80	69,101,829.80
Priority Debt*	10,833.00	10,833.00	10,833.00										
Federal Income Tax													
FICA/Withholding													
Unsecured Debt	9,204,733.61	9,204,733.61	9,204,733.61	9,225,833.26	9,226,196.96	9,226,196.96	9,226,196.96	9,226,196.96	9,226,196.96	9,226,196.96	9,226,196.96	9,226,196.96	9,226,196.96
Warranty Reserve**						1,124,919.97	1,124,919.97	1,124,919.97	1,124,919.97	1,124,919.97	1,124,919.97	1,124,919.97	1,124,919.97
Dividends Payable**						1,168,601.14	1,168,601.14	1,168,601.14	1,168,601.14	1,168,601.14	1,168,601.14	1,168,601.14	1,168,601.14
Other***				2,923,030.75	2,923,030.75	635,171.01	635,171.01	635,171.01	635,171.01	635,171.01	635,171.01	635,171.01	635,171.01
TOTAL PRE-PETITION LIABILITIES	78,317,396.61	78,317,396.61	78,317,396.61	81,250,693.81	81,251,057.51	81,256,718.88	81,256,718.88	81,256,718.88	81,256,718.88	81,256,718.88	81,256,718.88	81,256,718.88	81,256,718.88
TOTAL LIABILITIES	78,317,396.61	81,573,885.01	81,410,580.54	81,890,667.83	84,439,855.15	82,980,844.21	82,747,531.57	85,911,283.57	84,981,216.74	84,904,176.95	84,721,251.43	83,077,120.35	83,393,090.60
OWNER'S EQUITY (DEFICIT)													
PREFERRED STOCK	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72
COMMON STOCK	171,779.77	171,792.59	171,792.59	171,792.59	171,792.59	171,792.59	171,792.59	171,792.59	171,792.59	171,801.14	171,801.14	171,801.14	171,801.14
ADDITIONAL PAID-IN CAPITAL	549,886,180.17	549,922,620.70	549,991,928.45	550,028,573.30	550,055,604.04	550,081,572.09	550,107,999.60	550,138,821.24	550,166,559.78	550,193,500.42	550,220,449.61	550,247,398.80	550,274,347.99
RETAINED EARNINGS: Filing Date	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)
RETAINED EARNINGS: Post Filing Date****		75,905.59	(316,020.89)	(508,039.59)	(1,024,310.54)	(1,752,014.65)	(1,991,951.67)	(2,476,156.74)	(2,611,823.89)	(1,535,565.44)	(2,029,011.41)	(2,804,037.57)	(2,485,386.93)
RETAINED EARNINGS: Adjustment for intercompany receivables, payables & investment in foreign subsidiary elimination		(1,277,219.03)	(2,095,473.98)	(2,316,336.88)	(2,599,205.59)	(2,928,098.93)	(3,070,434.33)	(3,608,921.98)	(3,801,249.21)	(5,133,176.21)	(5,204,025.85)	(5,333,833.91)	(5,837,417.16)
TOTAL OWNER'S EQUITY (NET WORTH)	(53,459,071.61)	(54,623,931.70)	(55,764,805.38)	(56,141,042.13)	(56,913,151.05)	(57,943,780.45)	(58,299,625.36)	(59,291,496.44)	(59,591,752.28)	(59,820,471.64)	(60,357,818.06)	(61,235,703.09)	(61,393,686.51)
Total LIABILITIES & OWNERS EQUITY	$24,858,325.00	$26,949,953.31	$25,645,775.16	$25,749,625.70	$27,526,704.10	$25,037,063.76	$24,447,906.21	$26,619,787.13	$25,389,464.46	$25,083,705.31	$24,363,433.37	$21,841,417.26	$21,999,404.09

* Per Schedules and Statement of Affairs
** Warranty Reserve and Dividends Payable included in "Other" in previous months
*** Pre-petition general ledger accrued expenses
**** Retained Earnings and Retained Earnings Adjustment for Intercompany for December were corrected in January

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

AGING OF POST-PETITION LIABILITIES
MONTH June 30, 2013

DAYS	TOTAL	TRADE ACCOUNTS	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	2,109,676.58	113,931.33	20,063.00	1,264.14	3,261.86	1,971,156.25
31-60	26,695.14	26,695.14				
61-90						
91+						
TOTAL	$2,136,371.72	$140,626.47	$20,063.00	$1,264.14	$3,261.86	$1,971,156.25

AGING OF ACCOUNTS RECEIVABLE

MONTH	07/13/2012 - 07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012	1/01/2013 - 1/31/2013	2/01/2013 - 2/28/2013	3/01/2013 - 3/31/2013	4/01/2013 - 4/30/2013	5/01/2013 - 5/31/2013	6/01/2013 - 6/30/2013
0-30 DAYS	1,178,943.84	3,033,959.88	3,963,069.92	2,182,852.01	2,082,261.80	3,841,379.48	2,271,931.52	3,821,320.21	3,821,320.21	2,479,812.41	1,872,989.16	2,717,164.00
31-60 DAYS	4,033,882.35	975,630.13	1,819,159.45	3,691,032.60	2,241,548.72	1,688,649.02	3,686,824.12	1,942,423.14	1,942,423.14	2,887,135.10	1,672,246.95	1,515,157.21
61-90 DAYS	11,189.95	1,745,351.79		345,975.35	736,391.84	914,021.63	456,916.44	1,970,350.69	1,970,350.69	1,170,947.93	1,357,509.70	95,325.40
91+ DAYS	3,897,983.30	3,682,819.68	3,977,651.36	3,675,067.50	3,204,696.35	2,901,861.12	2,327,820.26	1,295,498.01	1,295,498.01	1,450,537.26	1,934,795.19	1,739,054.19
TOTAL	$9,121,999.44	$9,437,761.48	$9,759,880.73	$9,894,927.46	$8,264,898.71	$9,345,911.25	$8,743,492.34	$9,029,592.05	$9,029,592.05	$7,988,432.70	$6,837,541.00	$6,066,700.80

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

STATEMENT OF INCOME (LOSS)

	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012	MONTH 1/01/2013 - 1/31/2013	MONTH 2/01/2013 - 2/28/2013	MONTH 3/01/2013 - 3/31/2013	MONTH 4/01/2013 - 4/30/2013	MONTH 5/01/2013 - 5/31/2013	MONTH 6/01/2013 - 6/30/2013	FILING TO DATE
REVENUES (MOR-1)	1,316,272.06	3,134,148.00	3,968,190.16	2,227,053.10	2,320,495.73	4,150,087.12	2,349,384.83	4,137,571.91	3,434,995.06	2,746,593.54	2,048,405.76	3,021,052.61	34,854,249.88
TOTAL COST OF REVENUES	796,930.61	2,465,606.87	3,083,624.26	1,927,556.07	2,077,770.41	3,505,303.05	1,841,748.02	3,485,867.93	3,092,773.89	2,401,701.38	1,953,529.45	2,820,394.17	29,452,806.11
GROSS PROFIT	519,341.45	668,541.13	884,565.90	299,497.03	242,725.32	644,784.07	507,636.81	651,703.98	342,221.17	344,892.16	94,876.31	200,658.44	5,401,443.77
OPERATING EXPENSES:													
Selling & Marketing	70,901.36	164,235.20	98,979.44	75,719.14	106,720.98	60,133.83	114,912.43	114,496.33	49,520.46	120,170.83	102,812.01	102,290.19	1,180,892.20
General & Administrative	236,481.17	637,456.99	503,881.76	514,486.74	349,646.29	279,395.81	447,919.69	247,359.04	323,296.61	304,702.91	312,828.20	328,555.52	4,486,010.73
Insiders Compensation	53,600.03	97,225.58	84,425.83	84,959.95	192,118.39	93,415.04	96,139.41	103,731.67	93,296.41	89,939.89	100,783.41	104,209.16	1,193,844.76
Professional Fees	45,000.00	40,795.00	246,429.39	58,616.42	187,551.30	378,072.64	180,483.24	203,202.76	74,830.89	157,387.40	156,253.11	162,976.42	1,891,598.57
Research & Development	26,074.03	109,558.10	131,876.19	63,314.80	104,596.20	54,950.56	115,314.86	83,272.45	72,687.23	150,497.61	168,043.38	120,327.76	1,200,513.17
Other													
TOTAL OPERATING EXPENSES	432,056.59	1,049,270.87	1,065,592.61	797,097.05	940,633.16	865,967.88	954,769.63	752,062.25	613,631.60	822,698.64	840,720.11	818,359.05	9,952,859.44
INCOME BEFORE INT, DEPR/TAX (MOR-1)	87,284.86	(380,729.74)	(181,026.71)	(497,600.02)	(697,907.84)	(221,183.81)	(447,132.82)	(100,358.27)	(271,410.43)	(477,806.48)	(745,843.80)	(617,700.61)	(4,551,415.67)
INTEREST EXPENSE REVERSAL			(4,286.00)										(4,286.00)
DEPRECIATION	6,359.24	9,970.30	8,592.48	8,555.44	8,459.58	8,459.57	6,237.68	6,237.70	6,237.90	6,237.61	6,021.36	5,879.36	87,248.22
OTHER (INCOME) EXPENSE*	(204.04)	(31.10)	(10.67)	7,745.13	21,219.71	9,304.38	28,096.22	30,393.50	34,860.89	3,770.94	22,805.46	(949,545.26)	(791,594.84)
OTHER ITEMS**	5,224.06	1,257.54	6,696.18	2,370.36	116.98	989.26	2,738.35	(1,322.32)	(1,388,767.67)	5,630.94	355.54	7,314.65	(1,357,396.13)
TOTAL INT, DEPR & OTHER ITEMS	11,379.27	11,196.74	10,991.99	18,670.93	29,796.27	18,753.21	37,072.25	35,308.88	(1,347,668.88)	15,639.49	29,182.36	(936,351.25)	(2,066,028.74)
NET INCOME BEFORE TAXES	75,905.59	(391,926.48)	(192,018.70)	(516,270.95)	(727,704.11)	(239,937.02)	(484,205.07)	(135,667.15)	1,076,258.45	(493,445.97)	(775,026.16)	318,650.64	(2,485,386.93)
FEDERAL INCOME TAXES													
NET INCOME (LOSS) (MOR-1)	$75,905.59	($391,926.48)	($192,018.70)	($516,270.95)	($727,704.11)	($239,937.02)	($484,205.07)	($135,667.15)	$1,076,258.45	($493,445.97)	($775,026.16)	$318,650.64	($2,485,386.93)

Accrual Accounting Required, Otherwise Footnote with Explanation.

* Includes interest, proceeds from sale of Prudential Shares, DIP Loan Associated Fees, and income from a $960,190.00 settlement from the Valence Technology, Inc. v. Phostech Lithium Inc. patent infringement concluded in May 2013.

** Includes realized and unrealized gains and losses on foreign currency transactions. Amount for March 2013 also includes a fiscal year-end reversal of expenses recorded by debtor since April 1, 2012, which expenses have been re-allocated to the debtor's subsidiaries pursuant to a cost-sharing agreement between the debtor and its subsidiaries..

CASE NAME: In re Valence Technology, Inc.
CASE NUMB: 12-11580

CASH RECEIPTS AND DISBURSEMENTS	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012	MONTH 1/01/2013 - 1/31/2013	MONTH 2/01/2013 - 2/28/2013	MONTH 3/01/2013 - 3/31/2013	MONTH 4/01/2013 - 4/30/2013	MONTH 5/01/2013 - 5/31/2013	MONTH 6/01/2013 - 6/30/2013	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$722,091.73	$1,623,815.79	$830,972.01	$617,097.14	$985,993.98	$815,642.86	$204,302.46	$ 890,705.99	$ 586,844.04	$ 946,231.81	$ 1,019,485.56	$ 169,508.63	$ 722,091.73
RECEIPTS:													
2. CASH SALES	39,815.65	118,975.84	23,175.26	14,377.09	15,360.04	8,175.53	49,272.46	27,579.18	24,434.26	47,468.84	46,738.71	14,157.37	429,530.23
3. COLLECTION OF ACCOUNTS RECEIVABLE	2,163,506.17	2,718,765.49	3,647,415.37	2,082,817.80	4,059,800.11	3,117,033.68	2,968,295.17	3,799,149.94	4,135,183.72	3,143,726.03	3,271,523.35	3,779,322.31	38,886,539.14
4. LOANS & ADVANCES ***			600,000.00	3,600,000.00	2,500,000.00	2,900,000.00	6,300,000.00	3,000,000.00	3,300,000.00	3,700,000.00	1,850,000.00	4,990,000.00	32,740,000.00
5. SALE OF ASSETS													
6. OTHER (attach list) - See Attached Exhibit B		1,507,205.66	28,710.88	152,191.09	550,198.21	1,566.68	25.30	5,949.38	75.11	36,122.90	2,247.21	960,202.55	3,244,494.97
TOTAL RECEIPTS**	2,203,321.82	4,344,946.99	4,299,301.51	5,849,385.98	7,125,358.36	6,026,775.89	9,317,592.93	6,832,678.50	7,459,693.09	6,927,317.77	5,170,509.27	9,743,682.23	75,300,564.34
(Withdrawal) Contribution by Individual Debtor MFR-2*													
DISBURSEMENTS:													
7. NET PAYROLL	128,863.59	278,656.12	261,685.45	360,776.76	313,842.70	244,985.63	227,891.76	215,658.60	211,808.61	203,592.74	330,518.74	205,813.22	2,984,093.92
8. PAYROLL TAXES PAID	44,629.25	89,926.43	92,187.34	85,353.48	145,783.03	79,083.09	111,349.71	96,195.76	91,604.38	87,391.07	142,614.46	83,843.22	1,149,961.22
9. SALES, USE & OTHER TAXES PAID		7,017.49	17.07	655.42	6,261.93		53,885.39	4.28		4,935.91	7,567.75		80,345.24
10. SECURED/RENTAL/LEASES	35,427.06	35,427.06	35,427.06	33,983.00	35,427.06	36,368.56	36,397.14	36,397.14	36,397.14	36,397.14	36,397.14	37,518.77	431,564.27
11. UTILITIES & TELEPHONE	28,612.95	22,670.79	22,097.51	26,753.99	18,351.58	10,784.06	25,252.41	8,958.21	15,359.88	18,701.54	25,046.50	7,352.34	229,941.76
12. INSURANCE	55,288.02	56,918.68	55,592.95	401,621.87	49,129.60	48,811.93	91,919.84	38,557.70	81,447.02	43,309.22	91,527.66	44,219.93	1,058,344.42
13. INVENTORY PURCHASES	322,744.40	1,188,050.64	1,080,000.00	1,620,000.00	810,000.00	1,890,000.00	2,322,784.30	737,100.00	1,620,550.00	720,900.00	480,600.00	961,200.00	13,753,929.34
14. VEHICLE EXPENSES													
15. TRAVEL & ENTERTAINMENT		24,686.76	2,415.85	10,683.34	10,805.06	18,300.30	11,382.86	22,103.88	20,884.54	3,740.37	29,211.55	22,229.71	176,444.22
16. REPAIRS, MAINTENANCE & SUPPLIES	5,342.36	19,401.72	7,218.17	48,407.84	115,335.46	32,015.50	14,316.24	6,809.92	17,300.47	11,654.35	25,368.44	4,360.38	307,530.85
17. ADMINISTRATIVE & SELLING	74,240.35	142,771.07	117,683.95	180,450.97	134,027.15	93,707.71	277,638.14	202,004.31	147,716.87	157,486.54	205,533.43	174,002.24	1,907,262.73
18. OTHER (attach list) - See Attached Exhibit C	557,316.78	3,122,657.01	2,467,025.59	2,528,570.17	5,398,900.80	3,780,689.39	5,243,091.65	5,537,339.77	4,739,129.57	5,302,253.77	4,455,068.72	7,754,434.89	50,886,478.11
TOTAL DISBURSEMENTS FROM OPERATIONS	1,252,464.76	4,988,183.77	4,141,350.94	5,297,256.84	7,037,864.37	6,234,746.17	8,415,909.44	6,901,129.57	6,982,198.48	6,590,362.65	5,829,454.39	9,294,974.70	72,965,896.08
19. PROFESSIONAL FEES	49,133.00	89,607.00	246,429.39	58,616.42	187,551.30	378,072.64	180,483.24	203,202.76	74,830.89	157,387.40	156,253.11	162,976.42	1,944,543.57
20. U.S. TRUSTEE FEES				13,000.00			20,000.00			20,000.00			53,000.00
21. OTHER REORGANIZATION EXPENSES (attach list) "Exhib		60,000.00	125,396.05	111,615.88	70,293.81	25,297.48	14,796.72	32,208.12	43,275.95	86,313.97	34,778.70	27,458.10	631,434.78
TOTAL DISBURSEMENTS**	1,301,597.76	5,137,790.77	4,513,176.38	5,480,489.14	7,295,709.48	6,638,116.29	8,631,189.40	7,136,540.45	7,100,305.32	6,854,064.02	6,020,486.20	9,485,409.22	75,594,874.43
22. NET CASH FLOW	901,724.06	(792,843.78)	(213,874.87)	368,896.84	(170,351.12)	(611,340.40)	686,403.53	(303,861.95)	359,387.77	73,253.75	(849,976.93)	258,273.01	(294,310.09)
23. CASH - END OF MONTH (MOR-2)	$1,623,815.79	$830,972.01	$617,097.14	$985,993.98	$815,642.86	$204,302.46	$890,705.99	$586,844.04	$946,231.81	$1,019,485.56	$169,508.63	$427,781.64	$ 427,781.64

* Applies to individual debtors only
**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8
***Total Advances from GemCap

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

CASH ACCOUNT RECONCILIATION
MONTH OF June 30, 2013

BANK NAME					
ACCOUNT NUMBER	#0351049270	#3300298835	#		
ACCOUNT TYPE	***OPERATING***	***PAYROLL****	***TAX***	***OTHER FUNDS******	***TOTAL***
BANK BALANCE	388,637.45	4,237.63		132,487.16	525,362.24
DEPOSITS IN TRANSIT					
OUTSTANDING CHECKS	97,580.60				97,580.60
ADJUSTED BANK BALANCE	$291,056.85	$4,237.63		$132,487.16	$427,781.64
BEGINNING CASH - PER BOOKS	82,913.81	808.65		85,786.17	169,508.63
RECEIPTS*	9,728,875.48			14,806.75	9,743,682.23
TRANSFERS BETWEEN ACCOUNTS ****	(55,000.00)	5,000.00		50,000.00	
WITHDRAWAL OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2					
CHECKS/OTHER DISBURSEMENTS*	9,465,732.44	1,571.02		18,105.76	9,485,409.22
ENDING CASH - PER BOOKS	$291,056.85	$4,237.63		$132,487.16	$427,781.64

MOR-8

*Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7

Revised 07/01/98

** Employee Funded Health Savings Account

*** Petty Cash, Credit Card Holding Accounts, Investment Account Silicon Valley Bank Securities, Fortis Bank VAT Refund Account, SVB Creditors Committee Deposit, and Foreign Bank Monthly Foreign Exchange

**** Transfer to Creditors Committee Deposit account $50,000

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012	MONTH 1/01/2013 - 1/31/2013	MONTH 2/01/2013 - 2/28/2013	MONTH 3/01/2013 - 3/31/2013	MONTH 4/01/2013 - 4/30/2013	MONTH 5/01/2013 - 5/31/2013	MONTH 6/01/2013 - 6/30/2013
1. Adleman, Randall - Wages	10,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68
2. Gottschalk, Donald - Wages	8,266.67	12,916.67	12,916.67	12,916.67	12,916.67	12,916.67	12,916.67	12,916.67	12,916.67	12,916.67	12,916.67	12,916.67
3. Kanode, Robert - Wages	13,333.33	20,833.33	20,833.33	20,833.33	128,422.91							
4. Lim, Khoon Cheng - Wages	10,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68
5. Williams, Roger A. - Wages	10,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68	16,666.68
6. Fisher, T. Joseph-Wages*						24,690.39	24,690.39	24,690.39	24,690.39	24,690.39	24,690.39	24,690.39
7. Adleman, Randall - Contracted Bonus		8,122.10										
8. Adleman, Randall - Expense Reimbursement		2,199.25	387.41	374.22	277.41	256.67	633.75	70.49	444.72		2,684.03	4,517.10
9. Gottschalk, Donald - Expense Reimbursement		1,670.83	207.22	401.97		389.90		0.00	842.50	700.00	485.00	525.00
10. Kanode, Robert - Expense Reimbursement		68.00	81.16									
11. Williams, Roger A. - Expense Reimbursement		1,415.36		433.72	501.36	410.00	3,448.95	2,791.32	846.92		2,923.64	
12. T Joseph Fisher-Expense Reimbursement						4,751.37	4,449.61	13,262.76	3,555.17	1,632.79	7,083.64	11,559.96
TOTAL INSIDERS (MOR-1)	$53,600.03	$97,225.58	$84,425.83	$84,959.95	$192,118.39	$93,415.04	$96,139.41	$103,731.67	$93,296.41	$89,939.89	$100,783.41	$104,209.16

PROFESSIONALS	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012	MONTH 1/01/2013 - 1/31/2013	MONTH 2/01/2013 - 2/28/2013	MONTH 3/01/2013 - 3/31/2013	MONTH 4/01/2013 - 4/30/2013	MONTH 5/01/2013 - 5/31/2013	MONTH 6/01/2013 - 6/30/2013
1. Bridgepoint Consulting LLC		40,000.00	37,873.58									
2. PMB Helin Donovan, LLP	45,000.00										8,410.00	1,320.00
3. Lung Tin Int'l Patent & Trademark			5,098.30	9,364.53	2,610.10		2,623.70	412.90	5,400.40	1,978.80	1,117.70	1,231.00
4. McFadden, Fincham		795.00		4,574.70	4,637.00	2,963.80	2,295.90		2,705.94	4,325.20	1,384.05	
5. Streusand, Landon & Ozburn LLP			184,590.86		134,526.80	169,653.30	122,122.78	34,639.76		49,464.55	83,392.82	28,934.06
6. Virtual CFO			16,432.93									
7. VMW Accountants			2,433.72	940.36	738.42	1,993.12	393.54	508.97	1,370.38	1,203.58	1,449.35	
8. KIM & CHANG				1,587.24	11,543.99		4,540.48	6,027.59				9,498.77
9. KRAUS & WEISERT				10,232.85			1,344.39	18,876.58	1,704.20	1,074.20	8,600.61	24,752.65
10. MIURA & ASSOCIATES				5,691.74		11,060.70	10,673.80		1,905.97			22,074.61
11. WELLS, ST. JOHN PS				1,225.00	275.00	850.00	2,500.00		1,175.00		3,290.80	
12. Wilson Sonsini Goodrich & Rosati				25,000.00	25,000.00	20,776.90		30,906.55	25,000.00	25,000.00	20,636.80	24,999.90
13. Pope, Shamsie & Dooley, LLP					7,524.00		1,353.75	10,652.25	10,569.00	1,449.00	4,394.25	1,134.00
14. DIMOCK STRATTON LLP					695.99		1,171.88	10,230.73	25,000.00		18,147.41	25,000.00
15. BRINKMAN PORTILLO, PC						170,774.82	31,463.02	90,947.43		69,692.07	5,429.32	7,975.67
16. Spruson & Ferguson										3,200.00		1,644.00
17. ARMANINO MCKENNA LLP												4,500.00
18. MAPLES AND CALDER LLC												9,911.76
TOTAL PROFESSIONALS (MOR-1)	$45,000.00	$40,795.00	$246,429.39	$58,616.42	$187,551.30	$378,072.64	$180,483.24	$203,202.76	$74,830.89	$157,387.40	$156,253.11	$162,976.42

* Includes $1357.05 per month reimbursement for self paid health insurance

EXHIBIT A - Other Accrued Expenses as of June 30,2013

CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	DESCRIPTION OF LIABILITY	Post Petition Liability	
AT&T P.O.Box 5091 Carol Stream, IL 60197 Account # 6289934 &999816216	Telecommunications	6,303.50	
KPMG 200 EAST RANDOLPH DRIVE, SUITE 5500 CHICAGO, IL 60601 Account # N/A	Investor relations	2,690.00	
TECHNOLOGY NAVIGATORS P.O. BOX 583 AUSTIN, TX 78767 Account# N/A	Temporary labor	22,131.88	
GemCap Lending I, LLC 24955 Pacific Coast Highway 3 A202 Malibu, CA 90265 Account # NA	DIP Financing - Accrued fees	4,301.49	
JOHN R. AMES, CTA DALLAS COUNTY TAX OFFICE P.O. BOX 139066 DALLAS, TX 75313 Account # 99100503135000000	Property tax	4,955.30	
MARY MCGUFFEY CITY OF COPPELL P.O. BOX 9478 COPPELL, TX 75019 Account #99100503135000000	Property tax	16,088.54	
METAL CONVERSION TECH. LLC 1 E.PORTER STREET CARTERSVILLE, GA 30120 Account # NA	Disposal of hazardous material	12,300.00	
MICHELE W. SHAFE CLARK COUNTY ASSESSOR 12500 S. GRAND CENTRAL PARKWAY, 2ND FLOOR LAS VEGAS, NV 89155 Account # 03177499	Property tax	1,190.16	
Office of the US Trustee 903 San Jacinto Blvd #230 Austin , TX 78701 Case # 12-11580	Bankruptcy administration	19,999.98	
ROUND ROCK TAX OFFICE TAX ASSESSOR COLLECTOR 1311 ROUND ROCK AVENUE ROUND ROCK, TX 78681 Account # P1947040393823	Property tax	3,375.48	
SILICON VALLEY BANK P.O. BOX 7078 CROSSLANES, WV 25356	Credit card	3,457.75	
US Bancorp EquipmentFinance 1450 Channel Parkway Marshall, MN 56258 Account # 600-9026590-000	Phone system rental	1,958.24	
WILLIAMSON COUNTY TAX OFFICE 904 SOUTH MAIN STREET GEORGETOWN, TX 78626 Account # P468793	Property tax	2,707.80	
Tianjin Lishen Battery Joint- 6 Lanyuan Road Huayuan Hi-Tech Industry Park, Tianjin 300384, PR China Account # Valence Energy	Legal fees due 7/31/2014	7,000.00	
	Total	108,460.12	

EXHIBIT A - Received but not Invoiced as of June 30,2013			
CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND ACCOUNT NUMBER	**DESCRIPTION OF LIABILITY**	**Post-Petition**	**Pre-Petition**
INTERTEK TESTING SERVICES NA, INC, 1809 10TH STREET, SUITE 400 PLANO, TX 75074 Account # 99411	Testing services	300.00	
CURRENTWAYS TECHNOLOGIES 10221 BUENA VISTA AVE SANTEE, CA 92071 Account # N/A	Tools and Equipments	2,350.00	
	Total	**2,650.00**	

General Ledger Accruals for Estimated Expenses as of June 30,2013			
Ledger account	**Account name**	**Post-Petition**	**Pre-Petition**
12012	Current portion - Deferred rent	(19,103.00)	40,056.00
12101	Garnishments payable	0.00	0.00
12102	Payroll clearing	111,868.53	(58,794.88)
12103	Accrued vacation	(8,052.71)	261,094.31
12105	Medical insurance payable	(426.17)	(535.96)
12107	401(k) payable	5,418.58	2,641.10
12108	Bonus payable	(104,763.04)	141,960.03
12109	SAR liability	0.00	0.00
12211	Extended warranty reserve	(5,481.00)	6,577.40
12303	Customer deposits	54,334.36	17,945.01
12310	Reserve for customer rebates	121,372.00	203,275.00
12706	Deferred rent	(20,953.00)	20,953.00
	Total	**$134,214.55**	**$635,171.01**
12210	Warranty Reserve	$47,802.67	$1,124,919.97
12221	Dividends Payable	$0.00	$1,168,601.14

Grand Total	**$293,127.34**

MOR-7

EXHIBIT C - Other Cash Disbursements June 2013			
Payments to Subsidiaries or Payments on Behalf of Subsidiaries			
Date	**Subsidiary/Company**	**Description**	**Amount**
6/30/2013	VALENCE (SIP) - VET	Wire Transfers sent to Valence VET for purchase of finished goods	2,700,000.00
6/18/2013	Pay Check Limited	Transfer to Pay Check LTD, foreign payroll processing company for payment of foreign subsidiary (Valence Technology Cayman Islands, Inc) employee wages & taxes	43,116.13
6/18/2013	VALENCE CAYMAN INC.	Transfer to UK Subsidiary for Operational Expenses	62,796.44
Foreign Exchange Adjustment			
			$2,805,912.57
Customer Payments Remitted to GemCap for Payment on Loan			
Date	**Subsidiary/Company**	**Description**	**Amount**
6/30/2013	GemCap Lending I, LLC	Accounts Receivable payments transferred to GemCap DIP Lender	4,748,522.32
			$ 4,748,522.32
Cure Payments Remitted			
Date	**Subsidiary/Company**	**Description**	**Amount**
9/17/2012	Kuehne+Nagel Logistics, NV	1st Weekly Cure Payment	10,000.00
9/25/2012	Kuehne+Nagel Logistics, NV	2nd Weekly Cure Payment	10,000.00
9/17/2012	Kuehne + Nagel, Inc.	1st Weekly Cure Payment	10,000.00
9/26/2012	Kuehne + Nagel, Inc.	2nd Weekly Cure Payment	10,000.00
		Total September Payments:	**40,000.00**
10/5/2012	KUEHNE & NAGEL LOGISTICS NV	3rd Weekly Cure Payment	10,000.00
10/12/2012	KUEHNE & NAGEL LOGISTICS NV	4th Weekly Cure Payment	10,000.00
10/22/2012	KUEHNE & NAGEL LOGISTICS NV	5th Weekly Cure Payment	10,000.00
10/25/2012	KUEHNE & NAGEL LOGISTICS NV	6th Weekly Cure Payment	10,000.00
10/31/2012	KUEHNE & NAGEL LOGISTICS NV	7th Weekly Cure Payment	10,000.00
10/5/2012	KUEHNE & NAGEL, INC.	3rd Weekly Cure Payment	10,000.00
10/12/2012	KUEHNE & NAGEL, INC.	4th Weekly Cure Payment	10,000.00
10/22/2012	KUEHNE & NAGEL, INC.	5th Weekly Cure Payment	10,000.00
10/25/2012	KUEHNE & NAGEL, INC.	6th Weekly Cure Payment	10,000.00
10/31/2012	KUEHNE & NAGEL, INC.	7th Weekly Cure Payment	10,000.00
		Total October Payments:	**$100,000.00**
11/8/2012	KUEHNE & NAGEL LOGISTICS NV	8th Weekly Cure Payment	10,000.00
11/16/2012	KUEHNE & NAGEL LOGISTICS NV	9th Weekly Cure Payment	10,000.00
11/20/2012	KUEHNE & NAGEL LOGISTICS NV	10th Weekly Cure Payment-Final	5,802.25
11/8/2012	KUEHNE & NAGEL, INC.	8th Weekly Cure Payment	10,000.00
11/16/2012	KUEHNE & NAGEL, INC.	9th Weekly Cure Payment-Final	8,928.59
11/13/2012	TIANJIN LISHEN BATTERY	1st-3rd Monthly Cure Payment	150,000.00
11/29/2012	TIANJIN LISHEN BATTERY	4th Monthly Cure Payment	50,000.00
		Total November Payments:	**$244,730.84**
12/31/2012	TIANJIN LISHEN BATTERY	5th Monthly Cure Payment	100,000.00
		Total December Payments:	**$100,000.00**
1/30/2013	TIANJIN LISHEN BATTERY	6th Monthly Cure Payment	100,000.00
		Total January Payments:	**$100,000.00**
2/27/2013	TIANJIN LISHEN BATTERY	7th Monthly Cure Payment	100,000.00
		Total February Payments:	**$100,000.00**
3/29/2013	TIANJIN LISHEN BATTERY	8th Monthly Cure Payment	150,000.00
		Total March Payments:	**$150,000.00**
4/29/2013	TIANJIN LISHEN BATTERY	9th Monthly Cure Payment	150,000.00
		Total April Payments:	**$150,000.00**
5/30/2013	TIANJIN LISHEN BATTERY	10th Monthly Cure Payment	150,000.00
		Total May Payments:	**$150,000.00**
6/26/2013	TIANJIN LISHEN BATTERY	11th Monthly Cure Payment	200,000.00
		Total June Payments:	**$200,000.00**
		Grand Total All Other June 2013 Cash Disbursements:	**$ 7,754,434.89**